July 11, 2011

ADVANTAGE FUNDS, INC.
-DREYFUS STRUCTURED MIDCAP FUND

Supplement to Prospectus
dated January 1, 2011

     The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary – Portfolio Management” and “Fund Details-Management”:

     Investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation. The team members are Jocelin A. Reed, C. Wesley Boggs, Warren Chiang, Ronald Gala, Langton Garvin, and Patrick Slattery. The team has managed the fund since June 2011. Ms. Reed has been a portfolio manager of the fund since June 2011. Ms. Reed is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1994. Mr. Boggs has been a portfolio manager of the fund since June 2011. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since January 1993. Mr. Chiang has been a portfolio manager of the fund since June 2011. Mr. Chiang is a managing director of active equity strategies at Mellon Capital, where he has been employed since 1997. Mr. Gala has been a portfolio manager of the fund since June 2011. Mr. Gala is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993. Mr. Garvin is a director at Mellon Capital, and has been employed by other current or predecessor BNY Mellon entities since 2004. Mr. Slattery has been the fund’s primary or lead portfolio manager since July 2007. Mr. Slattery is a vice president and a portfolio manager at Mellon Capital, and has been employed by other current or predecessor BNY Mellon entities since 2005.

0936S0711

July 11, 2011

ADVANTAGE FUNDS, INC.
-DREYFUS TECHNOLOGY GROWTH
FUND

Supplement to Prospectus
dated January 1, 2011

     The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary – Portfolio Management” and “Fund Details-Management”:

     Investment decisions for the fund are made by a team of portfolio managers. The team members are Barry Mills, the lead portfolio manager, Matthew Griffin, Erik Swords and Elizabeth Slover.The team has managed the fund since June 2011. Mr. Mills has been the primary or lead portfolio manager of the fund since September 2007. Mr. Mills has been an analyst with The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, since 2005. Mr. Mills has been a dual employee of TBCAM and Dreyfus since July 2005. Mr. Griffin has been a portfolio manager of the fund since December 2008 and is a Research Analyst on TBCAM’s Core Research Team, covering the technology sector. Mr. Griffin has been employed by TBCAM since in 2006. Mr. Griffin has been a dual employee of TBCAM and Dreyfus since January 2009. Mr. Swords has been a portfolio manager of the fund since December 2008 and is a core research analyst and portfolio manager of TBCAM’s Technology strategy with primary coverage of the software and IT services industries since 2005. Mr. Swords has been a dual employee of TBCAM and Dreyfus since January 2009. Ms. Slover has been a portfolio manager of the fund since June 2011. She is a managing director at TBCAM’s and is the director of TBCAM’s Core Research Team, where she has been employed since June 2005. Ms. Slover has been a dual employee of TBCAM and Dreyfus since November 2001.

0255S0711